UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2011

Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 South High Street, Columbus, Ohio	43287
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 614-480-8300

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 15, 2011, The Huntington National Bank, a wholly owned subsidiary of Huntington Bancshares Incorporated, sold $1.0 billion of automobile loans and installment sales contracts to Huntington Auto Trust 2011-1, a newly formed statutory trust established by The Huntington National Bank, in a transaction that was accounted for as a sale under generally accepted accounting principles.

Huntington Auto Trust 2011-1 acquired the loans with proceeds of the issuance of $1 billion of asset-backed notes in transactions exempt from registration under the Securities Act of 1933, as amended.

The Huntington National Bank will service the loans on behalf of Huntington Auto Trust 2011-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

September 15, 2011

By:  /s/ Richard A. Cheap
        Name: Richard A. Cheap
        Title: Executive Vice President and Secretary